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                                                                   EXHIBIT 10.19








                         DSC COMMUNICATIONS CORPORATION

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                         EXECUTIVE DEFERRED INCOME PLAN
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TABLE OF CONTENTS

                 DSC Communications Corporation Executive Deferred Income Plan

                 Article I:     Definitions . . . . . . . . . . . . . . 3
                 Article II:    Eligibility and Participation . . . . . 5
                 Article III:   Compensation Deferral . . . . . . . . . 6
                 Article IV:    Deferred Benefit Accounts . . . . . . . 7
                 Article V:     Payment of Deferred Benefits  . . . . . 7
                 Article VI:    Plan Administration . . . . . . . . . . 8
                 Article VII:   Participant's Rights  . . . . . . . . . 9
                 Article VIII:  Miscellaneous . . . . . . . . . . . .  10
                 Schedule A     . . . . . . . . . . . . . . . . . . .  11
                 Schedule B     . . . . . . . . . . . . . . . . . . .  12

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         DSC COMMUNICATIONS CORPORATION EXECUTIVE DEFERRED INCOME PLAN



This DSC Communications Corporation Executive Deferred Income Plan is executed in Plano, Texas this 13th day of December, 1994, for the benefit of certain employees of DSC Communications Corporation.

ARTICLE I: DEFINITIONS

For purposes of this DSC Communications Corporation Executive Deferred Income Plan (the Plan), the following words and phrases shall have the meanings and applications set forth below.

1.1      BENEFICIARY

A person or entity designated in accordance with the terms and conditions of this Plan to receive benefits upon the death of a Participant.

1.2      BONUS

The annual compensation incentive, earned by a Participant in the year preceding a Plan Year and payable to a Participant by the Employer during the Plan Year in the absence of a Compensation Deferral Election under this Plan.

1.3      COMPENSATION

The total of a Participant's Salary and Bonus payable to the Participant by the Employer during a Plan Year. Compensation shall be calculated before reduction for taxes or for compensation deferred pursuant to this Plan or any other employee benefit plan maintained by the Employer.

1.4      COMPENSATION DEFERRAL ELECTION

Each election made by a Participant to defer receipt of a portion of his or her Compensation by executing and submitting an Election Form.

1.5      DEFERRAL PERIOD

The period commencing with the date the receipt of compensation is deferred pursuant to a Compensation Deferral Election and concluding with the date of its payment after the later of the Participant attaining age 55 or the Participant's Retirement.

1.6      DEFERRED BENEFIT ACCOUNT

An account maintained pursuant to and in accordance with the terms and conditions set forth in Article IV hereof on behalf of a Participant for each Compensation Deferral Election made by such a Participant under this Plan.





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1.7      DEFERRED BENEFITS

The amounts payable to a Participant or to his or her Beneficiary or estate following the Participant's Deferred Benefit Commencement Date.

1.8      DISTRIBUTION ELECTION

Each election made by a Participant to receive payment from a Participant's Deferred Benefit Account by executing and submitting a Distribution Form.

1.9      DISTRIBUTION FORM

The Designation of Distribution Option Form, in substantially the same form as Schedule B attached hereto and incorporated herein by this reference, that will be completed by a Participant in order to make an election regarding the distribution of a Deferred Benefit Account.

1.10     ELECTION AMOUNT

The amount of Salary or Bonus to be deferred pursuant to a single Compensation Deferral Election as indicated on an Election form.

1.11     ELECTION FORM

The Election to Participate and Defer Compensation Form, in substantially the same form as Schedule A attached hereto and incorporated herein by this reference, that will be completed by a Participant in order to make a Compensation Deferral Election for the next Plan Year.

1.12     EMPLOYER

DSC Communications Corporation or any of its majority-owned subsidiaries.

1.13     DEFERRED BENEFIT COMMENCEMENT DATE

The later of the Participant attaining age 55 or the last day of the month immediately preceding the date of a Participant's Retirement or the Participant's death or disability.

1.14     PARTICIPANT

An officer employee of the Employer who elects to participate in this Plan.

1.15     PLAN COMMITTEE

The Committee designated by the Board of Directors of DSC Communications Corporation to administer this Plan as set forth in Article VI hereof.





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1.16     PLAN INTEREST RATE

The annual rate of interest shall be established each year.   The rate of
interest beginning January 1, 1995 through December 31, 1995 shall be 7.50% plus 2%, which is the approximate one-year Treasury yield plus 2%.

1.17     PLAN YEAR

The period beginning on the first day of January and ending on and including the last day of December of each calendar year. The first Plan Year shall begin on the day this Plan is executed and will end on December 31, 1994.

1.18     RETIREMENT

The discontinuation of employment with the Employer by a Participant who is 55 years of age or older.

1.19     SALARY

The base salary, including any raises in base salary, earned by a Participant in connection with his or her employment with Employer and payable to a Participant by the Employer in a Plan Year in absence of a Compensation Deferral Election under this plan.


ARTICLE II: ELIGIBILITY AND PARTICIPATION

2.1      ELIGIBILITY

Employees who are officers of DSC Communications Corporation are eligible to participate in this Plan.

2.2      PARTICIPATION

Eligible employees may participate in this Plan by completing an Election Form and Distribution Form on or before December 31 immediately preceding the Plan Year for which he or she wants to make a Compensation Deferral Election. Such elections shall be effective upon the receipt and acceptance by the Plan Committee of such Participant's Election Form and Participant's Distribution
Form.   For the initial Plan Year 1994, eligible employees may participate in this Plan by completing an Election Form and a Distribution Form as follows:

(i) For 1995 salary, the election must be executed before Dec. 31, 1994 and applies to designated salary amounts otherwise payable between Jan. 1, 1995 and Dec. 31, 1995.

(ii) For bonus, the election must be executed before Dec. 29, 1994 and applies to any designated bonus amount that might otherwise be payable on Dec. 30, 1994.





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(iii) For awards under the DSC Communications Corp. 1990 Long-Term Incentive
Compensation Plan, the election must be executed before Dec. 29, 1995 and applies to any award that might be payable on or after Dec. 29, 1995.


ARTICLE III: COMPENSATION DEFERRAL

3.1      COMPENSATION DEFERRAL AND DISTRIBUTION ELECTION

A Participant shall effect a Compensation Deferral Election and a Distribution Election by executing and submitting an Election Form and a Distribution Form to the Plan Committee. Subsequently, the Employer shall defer Election Amounts deferred from the Participant's Salary ratably over each pay period and shall defer the Election Amounts deferred from the Participant's Bonus at the time the Bonus is otherwise payable. If an Election Amount is to be deferred from a Participant's Bonus and the Bonus is less than the Election Amount or the Participant does not receive a Bonus, then the entire Bonus will be deferred in that year or there will be no deferral made in that year, as the case may be. Each Election Amount shall be deferred for the Deferral Period. All Compensation Deferral Elections shall apply solely to Compensation that will be paid to a Participant subsequent to the date of such election.

3.2      DISTRIBUTION ELECTION REVISION

Annually, subject to the receipt and acceptance of the Plan Committee and at least twelve (12) calendar months preceding the Deferred Benefit Commencement Date, the Participant may revise each of his or her Distribution Elections ("Revised Distribution Election"). If a Deferred Benefit Commencement Date occurs before twelve (12) calendar months after a Revised Distribution Election, the Revised Distribution Election shall be void and the previous Distribution Election shall replace such voided Revised Distribution Election.

3.3      DEFERRED BENEFIT COMMENCEMENT DATE; MANNER OF PAYMENT

The amounts that accumulate in a Deferred Benefit Account as a result of a Participant's making a Compensation Deferral Election will be paid by the Employer to the Participant immediately following the Participant's Deferred Benefit Commencement Date as designated in each Participant's Distribution Form.

3.4      DESIGNATION OF BENEFICIARIES

A Participant may designate a Beneficiary with respect to each Compensation Deferral Election and may change the Beneficiary designation with respect to any Compensation Deferral Election at any time by submitting a Change Form reflecting the change to the Plan Committee.





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ARTICLE IV: DEFERRED BENEFIT ACCOUNTS

4.1      DEFERRED BENEFIT ACCOUNTS

The Employer shall cause to be established and maintained a separate Deferred Benefit Account with respect to each Compensation Deferral Election. The Employer shall credit the Election Amount deferred pursuant to each such election to the Participant's appropriate Deferred Benefit Account as of the date deferred from Participant's Compensation as provided in Section 3.1 hereof.


4.2      CALCULATION OF INTEREST

Interest shall be calculated on amounts in a Participant's Deferred Benefit Accounts and added to the Deferred Benefit Accounts at the Plan Interest Rate up to the date of all payments.


4.3      ACCRUAL OF INTEREST

Interest shall accrue on any amounts credited to a Deferred Benefit Account from the date on which the amount is credited and shall be compounded monthly.

4.4      STATEMENT OF ACCOUNTS

Within sixty (60) days after each Plan Year, the Plan Committee shall submit to each Participant a statement in such form as the Plan Committee shall deem desirable setting forth a summary of the Compensation Deferral Elections previously made and the current balances of the Participant's Deferred Benefit Accounts maintained for the Participant as of the date of the statement.


ARTICLE V:  PAYMENT OF DEFERRED BENEFITS

5.1      EMPLOYMENT TERMINATION OTHER THAN BY DEATH

The amount in each of the Participant's Deferred Benefit Accounts shall be paid to a Participant immediately following the Participant's Deferred Benefit Commencement Date other than by death as instructed in the Participant's Distribution Forms.

5.2      PARTICIPANT'S DEATH

Upon a Participant's death, the Employer shall pay and distribute the amount in each of the Participant's Deferred Benefit Accounts to the Beneficiary designated by the Participant with respect to each Compensation Deferral Election and Distribution Election in each of his or her respective Election Forms and Distributions Forms, or, if the Participant fails to so designate a Beneficiary, or the Beneficiary does not survive the Participant, the Deferred Benefit Account shall be paid to the Participant's estate.





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5.3      IN-SERVICE HARDSHIP DISTRIBUTIONS

In the event of a financial hardship (as hereinafter defined), a Participant may apply in writing to the Plan Committee for a distribution in cash of all or any portion of the amounts in any of the Participant's Deferred Benefit Accounts.

A distribution will be on account of "financial hardship" if it is necessary in light of an immediate and heavy financial need of the Participant. In applying for a distribution under this Section, 5.3, the Participant must state the nature of his or her financial hardship and must represent that the Participant's financial need cannot be satisfied from other resources (excluding qualified retirement plans) reasonably available to the Participant and that the amount of the requested distribution does not exceed the amount required to relieve the Participant's immediate and heavy financial need. The determination of the existence of a financial hardship and of the amount required to be distributed to meet the need created by the hardship shall be made by the Plan Committee in a uniform and nondiscriminatory manner, and the decision of the Plan Committee in each instance shall be final.

The amounts remaining in a Participant's Deferred Benefit Accounts following a hardship distribution shall continue to earn interest and be distributed in accordance with the provisions of the Plan.

5.4      IN-SERVICE PENALTY DISTRIBUTION

A Participant may apply in writing to the Plan Committee for a "penalty distribution" of any or all of the Participant's Deferred Benefit Accounts. A "penalty distribution" of a Participant's Deferred Benefit Account consists of the distribution to the Participant in cash of ninety-four (94) percent of the value of such an account computed as of the end of the preceding month (subject to applicable tax withholdings) and the permanent forfeiture of the remaining six (6) percent of the value of such an account. Such forfeitures become the sole property of the Company with no further liability to the Participant with regard to those Deferred Benefit Accounts from which a penalty distribution is made. Any Deferred Benefit Accounts from which a Participant does not request a "penalty distribution" continue to earn interest and are to be distributed in accordance with the provisions of the Plan.


ARTICLE VI: PLAN ADMINISTRATION

6.1      PLAN COMMITTEE

This Plan and all matters related to it shall be administered by the Plan Committee. The Plan Committee shall have the authority to interpret the provisions of this Plan and to determine all questions arising in the administration, interpretation and application of this Plan and dealing with the eligibility of employees and claims of Participants. Any such determination by the Plan Committee shall be conclusive and binding on all persons. In administering this Plan, the Plan Committee may engage the services of independent actuaries and administrative personnel who shall, from time to time, certify to the Plan Committee the amounts that will be required to





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provide for the Employer's obligation to pay all Deferred Benefits that are payable under this Plan.

6.2      CLAIM PROCEDURES

Any Participant or Beneficiary claiming a benefit, or requesting an interpretation, any information, or a ruling under this Plan shall present the request, in writing, to the Plan Committee, which shall respond in writing within thirty (30) days from the date on which it receives the claims or request.

Any legal fees incurred by the Participant or his or her Beneficiaries in successfully enforcing their rights under this Plan shall be reimbursed by the Company.

ARTICLE VII: PARTICIPANT'S RIGHTS

7.1      PARTICIPANT'S RIGHTS

The right of a Participant or his or her Beneficiary or estate to receive any benefits under this Plan shall be solely that of an unsecured creditor of the Employer. Any insurance policy or other asset acquired or held by the Employer or funds allocated by the Employer in connection with the liabilities assumed by the Employer pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Participant or of any of the Participant's Beneficiaries or to be security for the performance of the Employer's obligations hereunder but shall be and remain a general asset of the Employer.

7.2      SPENDTHRIFT PROVISION

Neither a Participant nor any person claiming through a Participant shall have the right to sell, assign, transfer, pledge, mortgage or otherwise encumber, transfer, hypothecate or convey any Deferred Benefit payable hereunder or any part thereof in advance of its actually having been received by a Participant or other appropriate recipient under this Plan, and the right to receive all such Deferred Benefits is expressly declared to be unassignable and non-transferable. Prior to the actual payment thereof, no part of the Deferred Benefits payable hereunder shall be subject to seizure or sequestration for the payment of any debts, judgements, alimony or separate maintenance owed by a Participant or any person claiming through a Participant or be transferable by operation of law in the event of a Participant's or any such other person's bankruptcy or insolvency.

7.3      PLAN NOT AN EMPLOYMENT AGREEMENT

This Plan shall not be deemed to constitute an employment agreement between the Employer and any Participant nor shall any provision hereof restrict the right of the Employer to discharge a Participant as an employee of the Employer or the right of a Participant to voluntarily terminate his or her employment with the Employer.





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ARTICLE VIII: MISCELLANEOUS

8.1      TERMINATION OF PLAN

The Board of Directors of DSC Communications Corporation may authorize termination of this Plan at any time, and termination of this Plan shall be effective upon ten (10) days' written notice to all Participants in the Plan. Upon such termination of this Plan, the Employer shall pay all active Participants their Deferred Benefits as provided in Section 5.1 as if each such Participant had actually retired on the date of notice of such termination of this Plan.

8.2      AMENDMENTS AND MODIFICATIONS

The Board of Directors of DSC Communications Corporation may amend this Plan in any respect at any time, including, without limitation, with respect to the value of the Plan Interest Rate and Termination Interest Rate to be applied in calculating the balances of Deferred Benefit Accounts. Notwithstanding the foregoing, the Plan Committee may authorize the following types of amendments to the Plan without Board approval: (a) amendments required by law; (b) amendments that relate to the administration of the Plan and that do not materially increase the cost of the Plan; and (c) amendments that are designed to resolve possible ambiguities, inconsistencies, or omissions in the Plan and that do not materially increase the cost of the Plan. All authorized amendments shall be effective upon ten (10) days' written notice to the Participants. In the event that any such amendment affects a Participant's Deferred Benefits, such affected Participant may, within ninety (90) days after the effective date of such amendment, elect to terminate his or her participation in this Plan. In the event that a Participant terminates his or her participation in the Plan pursuant to this Section 8.2, the date of notice of such amendment shall be deemed to be such Participant's Deferred Benefit Commencement Date and all amounts in such Participant's Deferred Benefit Accounts shall immediately be paid to the Participant.

8.3      INUREMENT

This Plan shall be binding upon and shall inure to the benefit of the Employer and each Participant hereto, and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

8.4      GOVERNING LAW

This Plan is made in accordance with and shall be governed in all respects by the laws of the State of Texas.





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SCHEDULE A
________________________________________________________________________________

                        DSC COMMUNICATIONS CORPORATION

         ELECTION TO PARTICIPATE IN THE EXECUTIVE DEFERRED INCOME PLAN

I, ___________________________________, an officer of DSC Communications
Corporation, do hereby elect to defer the following amounts of my salary and bonus that I may earn next year(1), in 199__, and my bonus that I may earn on _______________________________________________ (2) pursuant to the provisions of the DSC Communications Corporation Executive Deferred Income Plan.

                                                  Salary $ _______________
                                                  Bonus  $ _______________



_______________________________________    ________________________________
Employee Signature                                       Date




_______________________________________    ________________________________
Plan Committee Member Signature                          Date





__________________________________

(1) For 1995, this election must be executed before December 31, 1994 and applies to designated salary and bonus amounts otherwise payable between January 1, 1995 and December 31, 1995.

(2) For bonus, this election must be executed before December 29, 1994 and applies to any designated bonus amount that might otherwise be payable on December 30, 1994.


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SCHEDULE B
________________________________________________________________________________

                         DSC COMMUNICATIONS CORPORATION

                         EXECUTIVE DEFERRED INCOME PLAN

                       DESIGNATION OF DISTRIBUTION OPTION

                            1994 DEFERRAL ELECTIONS

I hereby designate the following form in which benefits under the DSC Communications Corporation Executive Deferred Income Plan are to be paid.

RETIREMENT BENEFITS

Retirement benefits designated hereunder will apply for all deferral amounts. Check the appropriate box below to indicate the method of distribution of the retirement benefits.

To the extent that I have not elected 100% of my Account to be paid as an In-Service Distribution, I elect to receive retirement benefits in my Account as follows:

Retirement benefits to be paid as:  Select One

         [ ]    Lump Sum

         [ ] Substantially equal annual installments of principal and interest over 5 years

         [ ] Substantially equal annual installments of principal and interest over 10 years

_______________________________________    ________________________________
Participant's Signature                    Witness' Signature

_______________________________________    ________________________________
Print Name                                 Date Signed

_______________________________________
Participant's Social Security Number





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